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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                                   FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 2005



                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)


    Delaware                        0-18630                       95-4274680
(State or other            (Commission File Number)            (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (213) 625-4700

                                 Not Applicable

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01        OTHER EVENTS

On October 21, 2005, Cathay General Bancorp announced in a press release that it had raised its bid for Great Eastern Bank to $65 per share of Great Eastern Bank or approximately $112.3 million. That press release is attached hereto as
Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

        99.1     Press Release of Cathay General Bancorp dated October 21, 2005.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 21, 2005
                                    CATHAY GENERAL BANCORP



                                    By: /s/ Heng W. Chen
                                       -----------------------------------------
                                            Heng W. Chen
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX



NUMBER   EXHIBIT

99.1     Press Release of Cathay General Bancorp dated October 21, 2005.